INVESTOR UPDATE First Quarter 2025

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 27 Yrs Banking: 27 Yrs FMB: 10 Yrs Banking: 22 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 17 Yrs Banking: 37 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 17 Yrs Banking: 36 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 3/31/2025 $18.4 Billion $13.0 Billion $14.5 Billion $5.8 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.21% 8.90% 14.12% 3.46% 1.48x 11.4x Market Cap $2.3B Largest financial services holding company headquartered in Central Indiana 111 Banking Centers 4 *Excludes custody of $3.4 Billion, includes Assets Under Management of $3.9 Billion

Highlights 5 ▪ EPS of $0.941 compared to core EPS of $0.851,2 in 1Q24 an increase of 10.6% ▪ Core PTPP income growth of 12% and positive operating leverage over 1Q24 ▪ Efficiency ratio of 54.54% ▪ Strong loan growth of $154.9 million or 4.8% annualized ▪ Robust capital position with tangible common equity ratio of 8.90% ▪ Repurchased 246,751 shares totaling $10 million year to date through April • 194,311 shares totaling $7.9 million repurchased through March 31, 2025 ▪ $30 million of sub debt redeemed in March 9.38% ROE 14.12% ROTCE2 ROE & ROTCE (Annualized) $54.9 Million $0.94 Per Share Net Income & EPS1 1.21% ROA 1.47% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation First Quarter

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Loan Growth Summary1,2 Business Highlights - Loans 7 MSA and County ranking data per FDIC ▪ Strong Commercial growth during the quarter of ~$169 million, or 7.0% ▪ C&I annualized growth of ~$248 million, or 18.8% annualized ▪ IRE loan balances declined by ~$96 million, or 16.9% annualized ▪ Commercial pipelines remained strong at quarter end for both C&I and IRE Commercial Consumer ▪ Consumer balances declined during the quarter ~$14 million ▪ Residential Mortgage balances grew ~$24 million ▪ Other Consumer balances declined by ~$38 million ▪ Mortgage pipeline remained strong on a year over year basis1Commercial includes Public Finance, Consumer includes Private Wealth and Mortgage 2Annualized Indianapolis Indianapolis MSA Rank: 8 Deposits: $3.5B Loans: $4.5B Columbus Columbus MSA Rank: 14 Deposits: $0.6B Loans: $1.4B Northwest Indiana Lake County Rank: 4 Lafayette MSA Rank: 2 Deposits: $3.0B Loans: $2.2B Northeast Indiana Muncie MSA Rank: 1 Ft Wayne MSA Rank: 4 Deposits: $4.8B Loans: $2.0B Michigan Monroe MSA Rank: 1 Detroit MSA Rank: 9 Deposits: $2.6B Loans: $2.9B 1Q25 Balance ($B) Growth Commercial 9.8 7.0% Consumer 3.2 -1.8% Total Loan Growth QTD 4.8%

Deposit Growth Summary1,2 Business Highlights - Deposits 8 MSA and County ranking data per FDIC 1Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage 2Annualized ▪ Commercial deposits declined during the quarter ~$228 million ▪ Core relationship balances declined ~$20 million ▪ Public Funds balances declined ~$208 million Commercial Consumer ▪ Consumer deposits declined during the quarter by ~$9 million ▪ Non-maturity balances increased ~$188 million ▪ Maturity balances declined ~$197 million Indianapolis Indianapolis MSA Rank: 8 Deposits: $3.5B Loans: $4.5B Columbus Columbus MSA Rank: 14 Deposits: $0.6B Loans: $1.4B Northwest Indiana Lake County Rank: 4 Lafayette MSA Rank: 2 Deposits: $3.0B Loans: $2.2B Northeast Indiana Muncie MSA Rank: 1 Ft Wayne MSA Rank: 4 Deposits: $4.8B Loans: $2.0B Michigan Monroe MSA Rank: 1 Detroit MSA Rank: 9 Deposits: $2.6B Loans: $2.9B 1Q25 Balance ($B) Growth Commercial 7.1 -12.4% Consumer 5.8 -0.6% Total Deposit Growth QTD -1.6%

First Quarter Financial Results 9 ▪ 54.54% Efficiency Ratio1 ▪ Net interest income decreased $4.1 million due to day count ▪ Net interest margin of 3.22% was stable on a linked quarter basis when normalized for day count ▪ Noninterest income decreased $12.7 million primarily due to the 4Q24 gain on the Illinois branch sale, partially offset by realized losses on securities ▪ TCE Ratio increased 0.09% to 8.90% ▪ $27.34 Tangible Book Value per share, an increase of $0.56 from prior quarter 1Q25 Highlights 1See “Non-GAAP Financial Information” for reconciliation ($M except per share data) 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 Variance Linked Quarter % Variance Linked QTR- Annualized Balance Sheet & Asset Quality 1. Total Assets $18,317.8 $18,303.4 $18,347.6 $18,312.0 $18,439.8 $127.8 2.8% 2. Total Loans 12,480.7 12,671.9 12,687.5 12,873.0 13,027.9 154.9 4.8% 3. Investments 3,783.6 3,753.1 3,662.1 3,460.7 3,427.1 (33.6) -3.9% 4. Deposits 14,884.6 14,569.1 14,365.1 14,521.6 14,462.0 (59.6) -1.6% 5. Total Equity 2,224.8 2,212.5 2,302.4 2,305.0 2,332.2 27.2 4.7% 6. TCE Ratio 8.32% 8.27% 8.76% 8.81% 8.90% 0.09% 7. Total RBC Ratio 13.34 12.95 13.18 13.31 13.22 -0.09 8. ACL / Loans 1.64 1.50 1.48 1.50 1.47 -0.03 9. NCOs / Avg Loans 0.07 1.26 0.21 0.02 0.15 0.13 10. NPAs + 90PD / Assets 0.38 0.37 0.43 0.46 0.49 0.03 Summary Income Statement 11. Net Interest Income $127.1 $128.6 $131.1 $134.4 $130.3 ($4.1) -3.1% 12. Provision for Credit Losses 2.0 24.5 5.0 4.2 4.2 0.0 13. Noninterest Income 26.6 31.3 24.9 42.7 30.0 (12.7) -29.7% 14. Noninterest Expense 96.9 91.4 94.6 96.3 92.9 (3.4) -3.5% 15. Pre-tax Income 54.8 44.0 56.4 76.6 63.2 (13.4) -17.5% 16. Provision for Taxes 6.8 4.1 7.2 12.2 7.8 (4.4) -36.1% 17. Net Income 48.0 39.9 49.2 64.4 55.4 (9.0) -14.0% 18. Preferred Stock Dividends 0.5 0.5 0.5 0.5 0.5 0.0 19. Net Income Available to Common Stockholders 47.5 39.4 48.7 63.9 54.9 (9.0) -14.1% 20. ROAA 1.04% 0.87% 1.07% 1.39% 1.21% -0.18% 21. ROAE 8.47 7.16 8.66 11.05 9.38 -1.67 22. ROTCE1 13.21 11.29 13.39 16.75 14.12 -2.63 23. Net Interest Margin 3.10 3.16 3.23 3.28 3.22 -0.06 24. Efficiency Ratio 59.21 53.84 53.76 48.48 54.54 6.06 Per Share 25. Earnings per Diluted Share $0.80 $0.68 $0.84 $1.10 $0.94 ($0.16) 26. Tangible Book Value per Share1 25.07 25.10 26.64 26.78 27.34 0.56 27. Dividend per Share 0.34 0.35 0.35 0.35 0.35 0.00 28. Dividend Payout Ratio 42.5% 51.5% 41.7% 31.8% 37.2% 5.4% For the Three Months Ended,

▪ Net unrealized AFS Loss of $240.5 million ($238.4 M prior Q) ▪ Net unrealized HTM Loss of $343.9 million ($351.0 M prior Q) Investment Portfolio Highlights 10 1Q25 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.4B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 1Q 2024 none ▪ 2Q 2024 none ▪ 3Q 2024 $9.1 million loss ▪ 4Q 2024 $11.6 million loss ▪ 1Q 2025 none Unrealized Losses ▪ Effective duration of 6.1 years ▪ Cash flow of $214 million in the next 9 months / ~2.16% yield ▪ AA rated municipal bond portfolio ▪ ~55% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 Municipal Bonds 56% Mortgage- Backed Securities 26% Collateralized Mortgage Obligations 5% U.S. Agencies 12% Corporate Obligations 1% $3.8 $3.8 $3.7 $3.5 $3.4 2.58% 2.61% 2.63% 2.67% 2.63% 1Q24 2Q24 3Q24 4Q24 1Q25 Investments ($B) Yield on Investments (%)

Commercial & Industrial 33.1% Commercial Real Estate Owner-Occupied 9.3% Commercial Real Estate Non-Owner Occupied 16.7% Construction Land & Land Development 6.1% Agricultural Land & Production 1.9% Public Finance/Other Commercial 8.3% Residential Mortgage 18.5% Home Equity 5.0% Other Consumer 1.1% Loan Portfolio Highlights 11 1Q25 Loan Composition Yield on Loans (%) / Total Loans ($B) $13.0B Total 1Q25 Portfolio by Yield Type Highlights Total loan rate mix as of 1Q25 • $9.0 billion variable rate • $4.0 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Total loan yield of 6.21% ▪ New/renewed loan yields averaged 6.96% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Fixed Rate 32% Prime-Based 11% Other Variable Rates 8% SOFR-Based 49% $12.5 $12.7 $12.7 $12.9 $13.0 6.68% 6.72% 6.86% 6.55% 6.21% 1Q24 2Q24 3Q24 4Q24 1Q25 Total Loans ($B) Yield on Loans (%)

$204,934 $192,757 $192,031 $37,200 $4,200 $49,377 $4,926 ACL - Loans 12/31/2023 Net Charge- offs 2024 Provision 2024 ACL - Loans 12/31/2024 Net Charge- offs 2025 YTD Provision 2025 YTD ACL - Loans 3/31/2025 Increase Decrease Allowance for Credit Losses - Loans 12 1Q25 Allowance for Credit Losses - Loans Highlights Change in ACL – Loans ▪ $4.2 million Q1 provision ▪ The reserve for unfunded commitments totals $18.0 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $16.3 million inclusive of credit and interest rate marks$204.7 $189.5 $187.8 $192.8 $192.0 1.64% 1.50% 1.48% 1.50% 1.47% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance Allowance to Loans

Demand Deposits 54%Savings Deposits 33% Certificates & Time Deposits > $100k 6% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposits 3% Deposit Portfolio Highlights 13 1Q25 Deposit Composition Highlights $14.5B Total 1Total brokered deposits of $1.1 billion, which includes brokered CDs of $362 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 15% noninterest bearing • 36% of total deposits yield 0 to 5 bps ▪ Rate paid on interest-bearing deposits declined 25 bps to 2.64% ▪ Insured 69.6% / Uninsured 30.4% ▪ Average deposit account balance of $36,000 1 $14.9 $14.6 $14.4 $14.5 $14.5 2.64% 2.66% 2.69% 2.43% 2.23% 1Q24 2Q24 3Q24 4Q24 1Q25 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion $132.9 $134.4 $137.0 $140.2 $136.4 3.10% 3.16% 3.23% 3.28% 3.22% Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income - FTE ($millions) Net Interest Margin 1Q24 2Q24 3Q24 4Q24 1Q25 1. Net Interest Income - FTE ($millions) 132.9$ 134.4$ 137.0$ 140.2$ 136.4$ 2. Fair Value Accretion 1.4$ 1.5$ 1.4$ 1.4$ 1.1$ 3. Adjusted Net Interest Income - FTE1 131.5$ 132.9$ 135.6$ 138.8$ 135.3$ 4. Tax Equivalent Yield on Earning Assets 5.65% 5.69% 5.82% 5.63% 5.39% 5. Interest Expense/Average Earning Assets 2.55% 2.53% 2.59% 2.35% 2.17% 6. Net Interest Margin 3.10% 3.16% 3.23% 3.28% 3.22% 7. Fair Value Accretion Effect 0.03% 0.03% 0.04% 0.03% 0.03% 8. Adjusted Net Interest Margin1 3.07% 3.13% 3.19% 3.25% 3.19%

Noninterest Income Highlights 15 1Q25 Noninterest Income Detail ($M) $30.0M Total Noninterest Income Trends Fee Income / Revenue Highlights ▪ Customer-related fees totaled $27.1 million for 1Q25, a decrease of $2.3 million due to lower derivative hedge fees, gains on sales of mortgage loans and card payment fees ▪ Non-customer related fees decreased $10.4 million from prior quarter primarily due to a gain on the Illinois branch sale, partially offset by realized losses on sales of securities recorded in the prior quarter Customer-Related Fees ($M) 16.7% 18.9% 15.4% 23.4% 18.0% Wealth Management $8.7 29% Gain on Sale of Loans $5.0 17% Service Charges $8.1 27% Card Payment Fees $4.5 15% Derivative Hedge Fees $0.4 1% BOLI $2.1 7% Other Customer Fees $0.4 1% Other $0.8 3% $8.2 $8.8 $8.5 $8.7 $8.7 $3.3 $5.1 $6.8 $5.7 $5.0 $7.9 $8.2 $8.4 $8.1 $8.1 $4.5 $4.7 $5.1 $5.0 $4.5 $0.6 $1.0 $1.0 $1.9 $0.8 $24.5 $27.8 $29.8 $29.4 $27.1 1Q24 2Q24 3Q24 4Q24 1Q25 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees

Salary & Benefits $55.0 59% Net Occupancy & Equipment $14.2 15% Outside Data Processing $5.9 6% Professional & Other Outside Services $3.3 4% Intangible Asset Amortization $1.5 2% Marketing $1.4 1% FDIC Expense $3.6 4% Other $8.0 9% 59.21% 53.84% 53.76% 48.48% 54.54% Noninterest Expense Highlights 16 1Q25 Noninterest Expense Detail $92.9M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Decrease from 4Q24 of $3.4 million due to lower marketing costs, professional fees and employee incentives 11Q24 & 4Q24 Efficiency Ratio excluding non-core expenses and IL branch sale, see “Non-GAAP Financial Information” for reconciliation 57.03%1 53.60%1 $58.3 $52.2 $55.2 $55.4 $55.0 $13.5 $13.3 $13.9 $14.4 $14.2 $6.9 $7.1 $7.2 $6.0 $5.9 $18.2 $18.8 $18.3 $20.5 $17.8 $96.9M $91.4M $94.6M $96.3M $92.9M 1Q24 2Q24 3Q24 4Q24 1Q25 Salary & Benefits Net Occupancy & Equipment Outside Data Processing Other

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ TCE increased over 4Q24 due to strong earnings growth ▪ Capital ratios reflect $30 million of sub debt redemption and $7.9 million of shares repurchased during 1Q25 Highlights 8.32% 8.27% 8.76% 8.81% 8.90% 1Q24 2Q24 3Q24 4Q24 1Q25 TCE Ratio Target TCE (8.00%) 11.25% 11.02% 11.25% 11.43% 11.50% 1Q24 2Q24 3Q24 4Q24 1Q25 CET 1 Ratio Target CET1 Ratio (10.00%) 13.34% 12.95% 13.18% 13.31% 13.22% 1Q24 2Q24 3Q24 4Q24 1Q25 TRBC Ratio Target TRBC Ratio (12.50%)

1Q25 Highlights Loan Portfolio 18 Loan Portfolio Trends ($M) Year Over Year Highlights ▪ Total Loan growth of $547 million or 4.4% • Led by Regional C&I lending totaling $572 million 82.9% of borrowers within four state Midwest geography 1Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure. 1Q24 2Q24 3Q24 4Q24 1Q25 1. C&I - Regional Banking 2,910$ 3,132$ 3,201$ 3,349$ 3,482$ 2. C&I - Sponsor Finance 813 818 841 766 824 3. CRE Owner Occupied 1,138 1,174 1,155 1,158 1,215 4. Total C&I Loans 4,861 5,124 5,197 5,273 5,521 5. Construction/Land/Land Dev. 942 823 815 792 793 6. CRE Non-Owner Occupied 2,368 2,324 2,254 2,274 2,178 7. Total CRE NOO Loans 3,310 3,147 3,069 3,066 2,971 8. Agricultural 234 240 239 256 244 9. Public Finance/Other Commercial 965 965 982 1,059 1,087 10. Total Commercial Loans 9,370 9,476 9,487 9,654 9,823 11. Residential Mortgage 2,331 2,403 2,397 2,389 2,413 12. Home Equity 618 631 641 660 651 13. Other Consumer 162 162 163 170 141 14. Total Resi Mortgage & Consumer 3,111 3,196 3,201 3,219 3,205 15. Total Loans 12,481$ 12,672$ 12,688$ 12,873$ 13,028$ ▪ Balanced Commercial loan growth of $169 million ▪ Strong C&I Loan growth of $248 million ▪ Conservative Real Estate approach with room for quality CRE opportunities: CRE Construction: 39.9% / 100%1 CRE Total: 149.4% / 300%1 Geography

($M) Balance Commit. % CRE Construction3 Commit. QoQ $ Change Multi-Family 482$ 867$ 72.7% (10)$ Self Storage 40$ 73$ 6.1% -$ Land/Land dev 35$ 40$ 5.2% 3$ Office-General 10$ 19$ 1.6% (1)$ Office-Medical 1$ 1$ 0.2% -$ ▪ $824.4 million in loans to 90 companies in a diversity of industries ▪ Senior Debt/Adj. EBITDA < 3.0X ~75% ▪ Total Debt/Adj. EBITDA < 4.0X ~73% ▪ FCCR > 1.50X ~63% ▪ ~6.6% Classified (as a % of portfolio) ▪ Excellent credit history with ~$14.6 million in total losses on ~$1.82B of funded loans over 10-year history of group C&I Includes commercial and industrial, sponsor and owner- occupied real estate loans C&I - Sponsor Finance ▪ Line utilization 1Q25 at 49.0% from 46.0% 4Q24 ▪ Shared National Credits: • $995.7 million to 85 Borrowers, $11.7 million average balance • Top borrowers in Wholesale Trade, Agriculture, Manufacturing, and Rental and Leasing ▪ $50.0 million of SBA guaranteed loans Loan Portfolio Insights 19 C&I ▪ $129.5 million Resi Real Estate Construction ▪ $664 million CRE Construction3 Construction Finance Home Equity / Other Consumer Residential Mortgage ▪ > 95.3% of $690 million in consumer loans had a credit score exceeding 669 at origination1 ▪ $256 million residential mortgage secured, related to commercial loan relationships ▪ ~$2.1 billion residential mortgage loans • > 91.2% of $1.9 billion in residential portfolio loans had a credit score at origination exceeding 6692 Commercial Mortgage & Consumer 1Excludes ~13% of loans where origination data is unavailable 2Excludes ~13% of residential loans where origination data is unavailable 3Includes Construction, Land, & Land Development

Office - Maturities Loan Portfolio Insights (continued) 20 Total Loans $13.0 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are ~53% of total office with WALTV of ~63.6 at origination ▪ Largest NOO Office $25.0 million, mixed office, 67.2% LTV ▪ 2nd largest $24.5 million, single tenant medical Office Maturities $237.3 Million Office % Total Loans Multi- Family Industrial Retail Warehouse / Storage Office Hotel Other Total CRE (NOO) Balance: 659.9$ 405.5$ 311.3$ 281.4$ 237.3$ 96.3$ 186.1$ 2,177.8$ Commitment: 704.1$ 425.6$ 314.9$ 293.3$ 240.9$ 96.3$ 267.4$ 2,342.5$ # of loans: 448 466 271 99 176 26 105 1,591 % of Total Loans: 5.1% 3.1% 2.4% 2.2% 1.8% 0.7% 1.4% 16.7% Average Loan Balance: 1.5$ 0.9$ 1.1$ 2.8$ 1.3$ 3.7$ 1.8$ 1.4$ Top 10 - Avg. Loan Com: 17.0$ 12.4$ 8.4$ 17.5$ 12.6$ 8.3$ 16.5$ 24.0$ General Office $86.8 Medical $65.6 Mixed $50.3 Government $17.7 Other $16.9 Multi Tenant $129.9 Single Tenant $107.4 Michigan $71.2 Indiana $53.2 Ohio $27.5 California $25.0 Oklahoma $24.5 Other $35.9 Office Geographic Office Type Office Tenant Classification

Asset Quality 21 Asset Quality Trends ($M) 1Q25 Highlights 1Q24 2Q24 3Q24 4Q24 1Q25 1. Non-Accrual Loans 62.5$ 61.9$ 59.1$ 73.8$ 81.9$ 2. Other Real Estate 4.9 4.8 5.2 4.9 5.0 3. 90PD Loans 2.8 1.7 14.1 5.9 4.3 4. NPAs + 90PD 70.2$ 68.4$ 78.4$ 84.6$ 91.2$ 5. NPAs + 90PD/Loans and ORE 0.56% 0.54% 0.62% 0.66% 0.70% 6. Classified Loans 279.4$ 296.6$ 370.9$ 372.8$ 362.3$ 7. Classified Loans/Loans 2.24% 2.34% 2.92% 2.90% 2.78% 8. Net Charge-offs (QTD) 2.3$ 39.6$ 6.7$ 0.8$ 4.9$ 9. QTD NCO/Avg. Loans (Annualized) 0.07% 1.26% 0.21% 0.02% 0.15% Asset Quality: ▪ Largest Non-Accruals • $22 million – Multi-family - Originally payoff expected by end of Q1- beginning Q2. - Revised payoff expected within 30 days. • $8.7 million – Nursing Facility • $6.8 million – C & I Brewery ▪ Classified Loans declined to 2.78% ▪ $4.9 million or 0.15 % Net Charge-offs as % of Average Loans (Annualized) • $2.6 million Professional Services Co.

Nonperforming Assets 22 Nonperforming Assets Roll Forward ($M) Non-Accrual Migration: ▪ Largest new non-accrual relationship totals $6.8 million • $2.4 million paydown intra-quarter ▪ 90 days past due decreased $1.6 million 1Q25 Highlights 1Q24 2Q24 3Q24 4Q24 1Q25 1. Beginning Balance NPAs + 90PD 58.6$ 70.2$ 68.4$ 78.4$ 84.6$ Non-Accrual 2. Add: New Non-Accruals 17.7 51.6 13.2 42.9 19.6 3. Less: To Accrual or Payoff (5.6) (11.2) (7.9) (25.5) (5.0) 4. Less: To OREO - (0.1) (0.5) (0.1) (0.3) 5. Less: Charge-offs (3.2) (40.9) (7.6) (2.6) (6.2) 6. Non-Accrual Loans Change 8.9 (0.6) (2.8) 14.7 8.1 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.1 0.5 0.1 0.3 8. Less: ORE Sold - (0.2) (0.1) (0.4) (0.2) 9. Less: ORE Losses (write-downs) - - - - - 10. ORE Change 0.1 (0.1) 0.4 (0.3) 0.1 11. 90PD Change 2.6 (1.1) 12.4 (8.2) (1.6) 12. NPAs + 90PD Change 11.6 (1.8) 10.0 6.2 6.6 13. Ending Balance NPAs + 90PD 70.2$ 68.4$ 78.4$ 84.6$ 91.2$

Track Record of Shareholder Value 23 10-Year Total Return (2014-2024) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2014-2024: 7.5% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2014-2024: 17.0% 1 CAGR 2014-2024: 7.0% Adjusted CAGR1 8.5% 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.12% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $0.35 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $0.94 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $27.34 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $30.63 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 TBVPS TBVPS Without AFS OCI 230.1% 200.3% FRME KBW NASDAQ Regional Banking Index

History of Organic and Whole Bank Acquisition Growth 24 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($269 M) ($483 M) ($1.1 B) $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $18.4 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25

Vision for the Future 25 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. ▪ Drive engagement through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Continued investment in the digitization of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values our stakeholder-centric business model Strategic Imperatives: Our Mission:

26 APPENDIX

Non-GAAP 27 1Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale. 2Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs. ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE 1Q24 2Q24 3Q24 4Q24 1Q25 (Dollars in Thousands, Except Per Share Amounts) Net Income Available to Common Stockholders - GAAP 47,472$ 39,456$ 48,719$ 63,880$ 54,870$ Adjustments: Net realized losses/(gains) on sales of available for sale securities 2 49 9,114 11,592 7 Gain on branch sale - - - (19,983) - Non-core expenses1,2 3,481 - - 762 - Tax on adjustments (848) (12) (2,220) 1,851 (2) Adjusted Net Income Available to Common Stockholders - NON-GAAP 50,107$ 39,493$ 55,613$ 58,102$ 54,875$ Average Diluted Common Shares Outstanding 59,273 58,328 58,289 58,247 58,242 Diluted Earnings Per Common Share - GAAP 0.80$ 0.68$ 0.84$ 1.10$ 0.94$ Adjustments: Net realized losses/(gains) on sales of available for sale securities - - 0.15 0.20 - Gain on branch sale - - - (0.34) - Non-core expenses 1,2 0.06 - - 0.01 - Tax on adjustments (0.01) - (0.04) 0.03 - Adjusted Diluted Earnings Per Common Share - NON-GAAP 0.85$ 0.68$ 0.95$ 1.00$ 0.94$

Non-GAAP 28 1Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale. 2Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs. PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED 1Q24 2Q24 3Q24 4Q24 1Q25 (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 127,063$ 128,571$ 131,110$ 134,370$ 130,270$ Other Income (GAAP) 26,638 31,334 24,866 42,742 30,047 Total Revenue 153,701 159,905 155,976 177,112 160,317 Less: Other Expenses (GAAP) (96,935) (91,412) (94,628) (96,289) (92,901) Add: Net Realized Losses on Sales of Available for Sale Securities 2 49 9,114 11,592 7 Add: Gain on Branch Sale (19,983) - Add: Non-core Expenses1,2 (non-GAAP) 3,481 - - 762 - Pre-Tax, Pre-Provision Earnings (non-GAAP) 60,249$ 68,542$ 70,462$ 73,194$ 67,423$ Average Assets (GAAP) 18,430,521$ 18,332,159$ 18,360,580$ 18,478,303$ 18,341,738$ Average Equity (GAAP) 2,242,139$ 2,203,361$ 2,251,547$ 2,312,270$ 2,340,874$ PTPP/Average Assets (PTPP ROA) 1.31% 1.50% 1.54% 1.58% 1.47% PTPP/Average Equity (PTPP ROE) 10.75% 12.44% 12.52% 12.66% 11.52%

Non-GAAP 29 NET INTEREST MARGIN ("NIM"), ADJUSTED 1Q24 2Q24 3Q24 4Q24 1Q25 (Dollars in Thousands, Except Per Share Amounts) Net Interest Income (GAAP) 127,063$ 128,571$ 131,110$ 134,370$ 130,270$ Fully Taxable Equivalent ("FTE") Adjustment 5,795 5,859 5,883 5,788 6,127 Net Interest Income (FTE) (non-GAAP) 132,858 134,430 136,993 140,158 136,397 Average Earning Assets (GAAP) 17,123,851$ 17,013,984$ 16,990,358$ 17,089,198$ 16,960,475$ Net Interest Margin (GAAP) 2.97% 3.02% 3.09% 3.15% 3.07% Net Interest Margin (FTE) (non-GAAP) 3.10% 3.16% 3.23% 3.28% 3.22%

Non-GAAP 30 1Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale. 2Non-core expenses in 1Q24 included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs. EFFICIENCY RATIO (dollars in thousands): 1Q24 2Q24 3Q24 4Q24 1Q25 EFFICIENCY RATIO (dollars in thousands): Non Interest Expense (GAAP) 96,935$ 91,413$ 94,629$ 96,289$ 92,902$ Less: Intangible Asset Amortization (1,957) (1,771) (1,772) (1,771) (1,526) Less: OREO and Foreclosure Expenses (534) (373) (942) (227) (600) Adjusted Non Interest Expense (non-GAAP) 94,444 89,269 91,915 94,291 90,776 Net Interest Income (GAAP) 127,063 128,571 131,110 134,370 130,270 Plus: Fully Taxable Equivalent Adjustment 5,795 5,859 5,883 5,788 6,127 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 132,858 134,430 136,993 140,158 136,397 Non Interest Income (GAAP) 26,638 31,334 24,866 42,742 30,048 Less: Investment Securities (Gains) Losses 2 49 9,114 11,592 7 Adjusted Non Interest Income (non-GAAP) 26,640 31,383 33,980 54,334 30,055 Adjusted Revenue (non-GAAP) 159,498 165,813 170,973 194,492 166,452 Efficiency Ratio (non-GAAP) 59.21% 53.84% 53.76% 48.48% 54.54% Adjusted Non Interest Expense (non-GAAP) 94,444 89,269 91,915 94,291 90,776 Non-core expenses1,2 (3,481) - - (762) - Adjusted Non Interest Expense Excluding Non-Core Expenses (non-GAAP) 90,963 89,269 91,915 93,529 90,776 Adjusted Revenue (non-GAAP) 159,498 165,813 170,973 194,492 166,452 Less: Gain on Branch Sale - - - (19,983) - Adjusted Revenue Excluding Gain on Branch Sale (non-GAAP) 159,498 165,813 170,973 174,509 166,452 Adjusted Efficiency Ratio (non-GAAP) 57.03% 53.84% 53.76% 53.60% 54.54%

Non-GAAP 31 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. CAPITAL RATIOS (dollars in thousands): 1Q24 2Q24 3Q24 4Q24 1Q25 Total Risk-Based Capital Ratio (dollars in thousands) Total Stockholders' Equity (GAAP) 2,224,803 2,212,525 2,302,373 2,304,983 2,332,214 Adjust for Accumulated Other Comprehensive (Income) Loss 1 198,029 211,979 151,825 188,685 190,311 Less: Preferred Stock (25,125) (25,125) (25,125) (25,125) (25,125) Add: Qualifying Capital Securities 25,000 25,000 25,000 25,000 25,000 Less: Disallowed Goodwill and Intangible Assets (729,734) (728,321) (726,907) (725,504) (724,275) Less: Disallowed Deferred Tax Assets (340) (282) (257) (571) (573) Total Tier 1 Capital (Regulatory) 1,692,633$ 1,695,776$ 1,726,909$ 1,767,468$ 1,797,552$ Qualifying Subordinated Debentures 98,176 78,236 78,205 72,040 47,380 Allowance for Loan Losses includible in Tier 2 Capital 185,639 189,697 189,366 190,854 192,814 Total Risk-Based Capital (Regulatory) 1,976,448$ 1,963,709$ 1,994,480$ 2,030,362$ 2,037,746$ Net Risk-Weighted Assets (Regulatory) 14,818,838$ 15,161,104$ 15,132,640$ 15,249,287$ 15,408,760$ Total Risk-Based Capital Ratio (Regulatory) 13.34% 12.95% 13.18% 13.31% 13.22% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) 1,692,633$ 1,695,776$ 1,726,909$ 1,767,468$ 1,797,552$ Less: Qualified Capital Securities (25,000) (25,000) (25,000) (25,000) (25,000) Common Equity Tier 1 Capital (Regulatory) 1,667,633$ 1,670,776$ 1,701,909$ 1,742,468$ 1,772,552$ Net Risk-Weighted Assets (Regulatory) 14,818,838$ 15,161,104$ 15,132,640$ 15,249,287$ 15,408,760$ Common Equity Tier 1 Capital Ratio (Regulatory) 11.25% 11.02% 11.25% 11.43% 11.50%

Non-GAAP 32 TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 1Q24 2Q24 3Q24 4Q24 1Q25 Tangible Common Equity Ratio (dollars in thousands) Total Stockholders' Equity (GAAP) 2,224,803$ 2,212,525$ 2,302,373$ 2,304,983$ 2,332,214$ Less: Preferred Stock (25,125) (25,125) (25,125) (25,125) (25,125) Less: Intangible Assets (737,144) (735,373) (733,601) (731,830) (730,304) Tangible Common Equity (non-GAAP) 1,462,534$ 1,452,027$ 1,543,647$ 1,548,028$ 1,576,785$ Total Assets (GAAP) 18,317,803$ 18,303,423$ 18,347,552$ 18,311,969$ 18,439,787$ Less: Intangible Assets (737,144) (735,373) (733,601) (731,830) (730,304) Tangible Assets (non-GAAP) 17,580,659$ 17,568,050$ 17,613,951$ 17,580,139$ 17,709,483$ Tangible Common Equity Ratio (non-GAAP) 8.32% 8.27% 8.76% 8.81% 8.90% TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 2014 2015 2016 2017 2018 2019 2020 2021 Tangible Common Equity Per Share Total Stockholders' Equity (GAAP) 726,827$ 850,509$ 901,657$ 1,303,463$ 1,408,260$ 1,786,437$ 1,875,645$ 1,912,571$ Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (218,755) (259,764) (258,866) (476,503) (469,784) (578,881) (572,893) (570,860) Tax Benefit 6,085 6,278 5,930 6,788 5,017 7,257 5,989 4,875 Tangible Common Equity, Net of Tax (non-GAAP) 514,032$ 596,898$ 648,596$ 833,623$ 943,368$ 1,214,688$ 1,308,616$ 1,346,461$ Common Shares Outstanding 37,669,948 40,664,258 40,912,697 49,158,238 49,349,800 55,368,482 53,922,359 53,410,411 Tangible Common Equity per Share (non-GAAP) 13.65$ 14.68$ 15.85$ 16.96$ 19.12$ 21.94$ 24.27$ 25.21$ 2022 2023 1Q24 2Q24 3Q24 4Q24 1Q25 Tangible Common Equity Per Share Total Stockholders' Equity (GAAP) 2,034,770$ 2,247,713$ 2,224,803$ 2,212,525$ 2,302,373$ 2,304,983$ 2,332,214$ Less: Preferred Stock (25,125) (25,125) (25,125) (25,125) (25,125) (25,125) (25,125) Less: Intangible Assets (747,844) (739,101) (737,144) (735,373) (733,601) (731,830) (730,304) Tax Benefit 7,702 5,819 5,398 5,020 4,642 4,263 3,939 Tangible Common Equity, Net of Tax (non-GAAP) 1,269,503$ 1,489,306$ 1,467,932$ 1,457,047$ 1,548,289$ 1,552,291$ 1,580,724$ Common Shares Outstanding 59,170,583 59,424,122 58,564,819 58,045,653 58,117,115 57,974,535 57,810,232 Tangible Common Equity per Share (non-GAAP) 21.45$ 25.06$ 25.07$ 25.10$ 26.64$ 26.78$ 27.34$

Non-GAAP 33 2022 2023 1Q24 2Q24 3Q24 4Q24 2024 1Q25 Return on Tangible Common Equity Total Average Stockholders' Equity (GAAP) 1,972,445$ 2,127,262$ 2,242,139$ 2,203,361$ 2,251,547$ 2,312,270$ 2,252,491$ 2,340,874$ Less: Average Preferred Stock (18,875) (25,125) (25,125) (25,125) (25,125) (25,125) (25,125) (25,125) Less: Average Intangible Assets, Net of Tax (699,803) (736,601) (732,432) (730,980) (729,581) (728,218) (730,295) (726,917) Average Tangible Common Equity, Net of Tax (non-GAAP) 1,253,767$ 1,365,536$ 1,484,582$ 1,447,256$ 1,496,841$ 1,558,927$ 1,497,071$ 1,588,832$ Net Income Available to Common Stockholders (GAAP) 220,683$ 221,911$ 47,472$ 39,456$ 48,719$ 63,880$ 199,527$ 54,870$ Plus: Intangible Asset Amortization, Net of Tax 6,537 6,906 1,546 1,399 1,399 1,399 5,744 1,206 Tangible Net Income (non-GAAP) 227,220$ 228,817$ 49,018$ 40,855$ 50,118$ 65,279$ 205,271$ 56,076$ Return on Tangible Common Equity (non-GAAP) 18.12% 16.76% 13.21% 11.29% 13.39% 16.75% 13.71% 14.12% RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands): 2014 2015 2016 2017 2018 2019 2020 2021 Return on Tangible Common Equity Total Average Stockholders' Equity (GAAP) 675,295$ 753,724$ 884,664$ 1,110,524$ 1,343,861$ 1,569,615$ 1,825,135$ 1,866,632$ Less: Average Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) Less: Average Intangible Assets, Net of Tax (199,354) (215,281) (254,332) (360,005) (467,421) (499,622) (569,377) (567,512) Average Tangible Common Equity, Net of Tax (non-GAAP) 475,816$ 538,318$ 630,207$ 750,394$ 876,315$ 1,069,868$ 1,255,633$ 1,298,995$ Net Income Available to Common Stockholders (GAAP) 60,162$ 65,384$ 81,051$ 96,070$ 159,139$ 164,460$ 148,600$ 205,531$ Plus: Intangible Asset Amortization, Net of Tax 1,395 1,720 2,542 3,670 5,307 4,736 4,730 4,540 Tangible Net Income (non-GAAP) 61,557$ 67,104$ 83,593$ 99,740$ 164,446$ 169,196$ 153,330$ 210,071$ Return on Tangible Common Equity (non-GAAP) 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17%